UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 6, 2009

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton		HM 11 Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

This Current Report on Form 8-K is being filed by Central European Media Enterprises Ltd. (the "Company") in anticipation of filing a Registration Statement on Form S-8 in connection with registration of 1.5 million additional shares of the Company’s common stock reserved for issuance under the Company’s Amended and Restated Stock Incentive Plan (the “Registration Statement”). The Company’s shareholders approved the additional shares at the Company’s annual general meeting on May 15, 2009. As the financial statements filed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) will be incorporated by reference into the Registration Statement, the Company is filing herewith updated financial statements and other affected financial information for the periods included in the 2008 10-K that reflect retrospective adjustments resulting from certain accounting changes. Specifically, Items 6 and 8 of the Company's 2008 Form 10-K have been adjusted to reflect changes arising from the adoption of new accounting standards and a change in the  Company's segmental reporting that were effective from January 1, 2009 and that have been applied retrospectively in the updated financial statements filed herewith. The information in this Current Report on Form 8-K is not an amendment to or restatement of the Company’s 2008 Form 10-K. These events are discussed in more detail below.

Accounting for Convertible Debt

On January 1, 2009, the Company adopted FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. FSP APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer's non-convertible debt (unsecured debt) borrowing rate when interest cost is recognized. FSP APB 14-1 requires bifurcation of a component of the debt including allocated issuance costs, classification of that component in equity and the accretion of the resulting discount on the debt and the allocated acquisition costs to be recognized as part of interest expense in the Consolidated Statement of Operations.

FSP APB 14-1 requires retrospective application, therefore the Company has restated both opening shareholders’ equity in 2009 and comparative amounts for 2008 to reflect revised equity and liability balances on issuance of its Convertible Notes of US$ 110.8 million and US$ 364.2 million, respectively in the updated financial statements filed herewith.

Noncontrolling Interests

On January 1, 2009, the Company adopted FASB Statement No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“FAS 160”), which establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  FAS 160 clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. FAS 160 also requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest.  It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest.  FAS 160 also provides guidance when a subsidiary is deconsolidated and requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary.

The Company reclassified certain prior period balances in its Consolidated Balance Sheet, Consolidated Statement of Operations and Consolidated Statement of Shareholders’ Equity to reflect the new presentation requirements of FAS 160 in the updated financial statements filed herewith.

The impact on the financial statements for the year ended December 31, 2008 of the adoption of both FSP APB 14-1 and FAS 160 was as follows:

	For the Year Ended December 31, 2008
		Impact of adopting
	As reported	FSP APB 14-1	FAS 160	As Adjusted
Consolidated Statement of Operations
Interest expense	$(68,475)	$(14,006)	$-	$(82,481)
Minority interest in income of consolidated subsidiaries (1)	(2,071)	-	4	(2,067)
Net loss attributable to CME Ltd (2)	$(255,544)	$(14,006)	$4	$(269,546)

Net income per share
Net loss attributable to CME Ltd. Common shareholders (Basic)	$(6.04)	$(0.33)	$-	$(6.37)
Net loss attributable to CME Ltd. Common Shareholders (Diluted)	(6.04)	(0.33)	-	(6.37)

	As at December 31, 2008
		Impact of adopting

	As reported	FSP APB 14-1	FAS 160	As Adjusted
Consolidated Balance Sheet
Other current assets	$98,725	$(639)	$-	$98,086
Other non-current assets	20,743	(1,478)	-	19,265
Senior Debt	1,024,721	(96,196)	-	928,525
Additional paid-in capital	1,018,532	108,085	-	1,126,617
Accumulated deficit	(224,086)	(14,006)	1,256	(236,836)
Accumulated Other Comprehensive Income	$203,346	$-	$(1,256)	$202,090

(1) As required by FAS 160, Minority interest in income of consolidated subsidiaries was renamed “Net income attributable to noncontrolling interests”. We also reclassified the associated Minority Interest account in the consolidated balance sheet into Shareholders’ Equity and renamed it “Noncontrolling interests”.

(2) As required by FAS 160, Net (loss) / income was renamed “Net (loss) / income attributable to CME Ltd.”

Change to Segmental Reporting

From January 1, 2009 the Company’s Ukraine (KINO, CITI) operations no longer met the definition of an operating segment under FASB Statement No. 131 “Disclosures about Segments of and Enterprise and Related Information” as a result of the acquisition of the remaining noncontrolling interests in the KINO channel and its subsequent merger  into the Company’s Ukraine (STUDIO 1+1) operations and the sale of the CITI channel. From January 1, 2009 these combined operations are reported as a single section called “Ukraine” and this change was reflected in all prior periods presented in the updated financial statements filed herewith.

Change to accounting disclosures

With effect from January 1, 2009, the Company no longer reports corporate costs as a separate line item. Instead corporate costs are included within the most appropriate alternative cost line item. This change has been reflected retrospectively in the Consolidated Statements of Operations and the applicable notes to the financial statements.

The following historical annual financial information reflecting the retroactive application of the changes discussed above is attached as exhibits to, and included in, this Current Report on Form 8-K and supersedes in its entirety the information in Items 6 and 8 of the 2008 10-K:

•	Selected Consolidated Financial Data for the years ended December 31, 2004 through 2008 (Item 6); and

•	Consolidated Financial Statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and notes to the consolidated statements (Item 8).

The information in this Current Report on Form 8-K does not reflect any event or development occurring after February 25, 2009, the date on which the Company filed the 2008 Form 10-K. Except as described above, the Company has not modified or updated any disclosures in the 2008 Form 10-K and this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2008 Form 10-K, please refer to the documents filed by the Company pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended, since that date. In the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, it adjusted the unaudited condensed consolidated financial statements for the quarter ended March 31, 2008 to reflect the changes discussed above.

Item 9.01     Financial Statements and Exhibits

(d) The following exhibits are filed under Item 8.01 as part of this report

99.1	Selected Consolidated Financial Data for the years ended December 31, 2004 through 2008.

99.2	Consolidated Financial Statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and notes to the consolidated statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: July 6, 2009	/s/ David Sturgeon
David Sturgeon
Deputy Chief Financial Officer